Exhibit 99.1

News Release

Media Contact:	Ron Rogers	Investor Contact:	Scott Gleason
	(801) 584-3065		(801) 584-1143
	rrogers@myriad.com		sgleason@myriad.com

Myriad Announces Leadership Transition

R. Bryan Riggsbee, Chief Financial Officer Appointed Interim President and CEO

Mark C. Capone Resigns, Effective Immediately

SALT LAKE CITY, Feb. 6, 2020 – Myriad Genetics, Inc. (“Myriad” or the “Company”) (NASDAQ: MYGN), a leader in molecular diagnostics and precision medicine, announced today that R. Bryan Riggsbee, Chief Financial Officer, has been appointed Interim President and CEO effective immediately and will also continue to serve as Chief Financial Officer. Mark C. Capone has resigned as President and Chief Executive Officer and as a member of the Company’s Board of Directors, effective immediately. Mr. Capone will remain available to the Company to assist in this transition.

“As we position Myriad for its next phase of growth and value creation, the Board and Mark have mutually agreed that now is the right time for a leadership transition,” said John T. Henderson, M.D., Chairman of the Board of Directors. “We are pleased to have a leader with Bryan’s experience to step into the additional role of Interim CEO and provide continuity as we execute on our search for a permanent CEO. Myriad has a significant opportunity to innovate around its business and position itself for sustainable, profitable growth. We are committed to taking the necessary steps to enhance our performance and are confident in the strength of our product pipeline to deliver on our value creation objectives. The Board is focused on identifying the right leader to guide the Company forward as we continue to execute on our critical success factors and position Myriad for meaningful improvement in profitability. We are confident in Bryan’s ability to drive the Company forward and will continue to support him and the entire executive team while we work to identify a permanent CEO.”

Dr. Henderson continued, “On behalf of the entire Board of Directors, I want to thank Mark for his leadership and contributions to Myriad over his more than 17-year tenure with the Company. We have had numerous scientific and medical advances during this time that have contributed significantly to the health and transformation of patients’ lives around the world. We wish him the best in his future endeavors.”

“I have been fortunate to be a part of the Myriad community for more than 17 years and I am proud of our team and what we have accomplished together, driven by our passion of supporting patients and their families around the world,” said Mr. Capone. “I am confident in the future prospects for the business and the ability of Myriad to continue its position as a world leader in personalized medicine.”

Mr. Riggsbee said, “I am committed to driving the business forward and ensuring a smooth leadership transition. We have a highly talented team of employees at Myriad and a strong foundation built upon pioneering science directed toward patient care. I intend to work closely with the Board, the rest of the executive team, and our dedicated employees as we continue to execute on our strategy to drive sustained profitable growth.”

Fiscal Second-Quarter 2020 Financial Results

In a separate release today, the Company disclosed its financial results for its fiscal second-quarter 2020 ended December 31, 2019. The Company will host a conference call with investors and analysts today at 4:30 p.m. ET to review its financial results.

About Bryan Riggsbee

Bryan Riggsbee joined Myriad in October 2014. He previously served for 10 years with Laboratory Corporation of America (LabCorp) where his most recent position was as senior vice president of Corporate Finance with responsibility for the financial planning and analysis and treasury functions. Prior to LabCorp, Mr. Riggsbee served in various finance roles with General Electric and began his career in the audit division of KPMG. He received a B.A. in Accounting from North Carolina State University, a B.A. in political science from the University of North Carolina at Chapel Hill and an M.B.A. from Northwestern University. Mr. Riggsbee is a Certified Public Accountant licensed in the State of North Carolina.

About Myriad Genetics

Myriad Genetics Inc. is a leading molecular diagnostic and precision medicine company dedicated to being a trusted advisor transforming patient lives worldwide with pioneering molecular diagnostics. Myriad discovers and commercializes molecular diagnostic tests that: determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across six major medical specialties where molecular diagnostics can significantly improve patient care and lower healthcare costs. Myriad is focused on five strategic imperatives: building upon a solid hereditary cancer foundation, growing new product volume, expanding reimbursement coverage for new products, increasing RNA kit revenue internationally and improving profitability with Elevate 2020. For more information on how Myriad is making a difference, please visit the Company’s website: www.myriad.com Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, myPath, myRisk, Myriad myRisk, myRisk Hereditary Cancer, myChoice, myPlan, BRACAnalysis CDx, Tumor BRACAnalysis CDx, myChoice CDx, EndoPredict, Vectra, GeneSight, riskScore, Prolaris, Foresight and Prequel are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. MYGN-F, MYGN-G.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “anticipate,” “estimate,” “expects,” “projects,” “intends,” “plans,” “believes,” “potential,” “could,” “would,” “continue,” “likely,” “will,” “strategy, “goal” and words and terms of similar substance used in connection with any discussion of future operating or financial performance, identify forward-looking statements. All forward-looking statements are management’s present expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those described in the forward-looking statements. These risks include, but are not limited to: the risk that sales and profit margins of the Company’s existing molecular diagnostic tests and pharmaceutical and clinical services may decline or will not continue to increase at historical rates; risks related to the Company’s ability to transition from its existing product portfolio to its new tests; risks related to changes in the governmental or private insurers’ coverage and reimbursement levels for the Company’s tests or its ability to obtain reimbursement for its new tests at comparable levels to its existing tests; risks related to increased competition and the development of new competing tests and services; the risk that the Company may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that the Company may not successfully develop new markets for its molecular diagnostic tests and pharmaceutical and clinical services, including its ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying the Company’s molecular diagnostic tests and pharmaceutical and clinical services tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating the Company’s laboratory testing facilities; risks related to public concern over the Company’s genetic testing in general or the Company’s tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to the Company’s ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to the Company’s ability to successfully integrate and derive benefits from any technologies or businesses that it licenses or acquires, including but not limited to its acquisition of Counsyl, Assurex, Crescendo, Sividon and the Clinic; risks related to the Company’s projections about the potential market opportunity for its products; the risk that the Company or its licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying the Company’s tests; the risk of patent-infringement claims or challenges to the validity of the Company’s patents; risks related to changes in intellectual property laws covering the Company’s molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decision in the lawsuit brought against the Company by the Association for Molecular Pathology et al; risks of new, changing and competitive technologies and regulations in the United States and internationally; the risk that the Company may be unable to comply with financial operating covenants under its credit or lending agreements: the risk that the Company will be unable to pay, when due, amounts due under its creditor lending agreements; and other factors discussed under the heading “Risk Factors” contained in Item 1A of the Company’s Annual report on Form 10-K for the fiscal year ended June 30, 2019, which has been filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in the Company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

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